                                                                    EXHIBIT 10.3


================================================================================


                         REGISTRATION RIGHTS AGREEMENT


                                     among


                      NITINOL MEDICAL TECHNOLOGIES, INC.,


                                      and


                    the Individuals and Entities Listed on
                          Schedule A attached hereto


                      -----------------------------------


                          Dated as of March 30, 1999

                      -----------------------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ====
1.   Definitions                                                              1

2.   Securities Subject to this Agreement                                     3
     (a)    Registrable Securities                                            3
     (b)    Holders of Registrable Securities                                 3

3.   Demand Registration                                                      3
     (a)    Request for Demand Registration                                   3
     (b)    Effective Demand Registration                                     4
     (c)    Expenses                                                          4
     (d)    Underwriting Procedures                                           4
     (e)    Selection of Underwriters                                         5
     (f)    Limitations on Demand Registrations.                              5

4.   Piggy-Back Registration                                                  6
     (a)    Piggy-Back Rights                                                 6
     (b)    Priority of Registrations                                         7
     (c)    Expenses                                                          7
     (d)    Conditions and Limitations on Piggy-Back Registrations            7

5.   Holdback Agreements                                                      8
     (a)    Restrictions on Public Sale by Holders                            8
     (b)    Restrictions on Public Sale by the Company                        8

6.   Registration Procedures                                                  8
     (a)    Obligations of the Company                                        8
     (b)    Seller Information                                               11
     (c)    Notice to Discontinue                                            11

7.   Registration Expenses                                                   12

8.   Indemnification; Contribution                                           12
     (a)    Indemnification by the Company                                   12
     (b)    Indemnification by Holders                                       13
     (c)    Conduct of Indemnification Proceedings                           13
     (d)    Contribution                                                     14

9.   Rule 144; Other Exemptions                                              14

                                                                            Page
                                                                            ====

10.  Certain Limitations on Registration Rights                              15

11.  Miscellaneous.                                                          15
     (a)    Recapitalizations, Exchanges, etc                                15
     (b)    Remedies                                                         15
     (c)    Amendments and Waivers                                           15
     (d)    Notices                                                          15
     (e)    Assignment of Rights                                             16
     (f)    Counterparts                                                     16
     (g)    Headings                                                         16
     (h)    Governing Law                                                    17
     (i)    Jurisdiction                                                     17
     (j)    Severability                                                     17
     (k)    Rules of Construction                                            17
     (l)    Entire Agreement                                                 17
     (m)    Further Assurances                                               17

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          REGISTRATION RIGHTS AGREEMENT, dated as of March 30, 1999, among NITINOL MEDICAL TECHNOLOGIES, INC., a Delaware corporation (the Company"), and the individuals and entities listed on Schedule A attached hereto (the "ITC
                                       ----------
Shareholders").

          WHEREAS, the Company, Image Technologies Corporation, a Delaware corporation ("ITC"), and the ITC Shareholders have entered into an Amended and
              ---
Restated Stockholders' Option Agreement of even date herewith (the "Option
                                                                    ------
Agreement") pursuant to which each of the ITC Shareholders has granted to the
---------
Company an option (the "Option") to purchase all shares of common stock, par value $.01 per share (the "Shares"), of ITC owned by such ITC Shareholders;

          WHEREAS, a portion of the purchase price to be paid for such Shares upon exercise of the Option shall be paid in shares of common stock, par value $.001 per share, of the Company and the Company has agreed to provide registration rights with respect to such Shares as set forth in this Agreement.

          The parties hereby agree as follows:

          1.   Definitions.  As used in this Agreement, and unless the context
               -----------
requires a different meaning, the following terms have the meanings indicated:

               "Act" means the Securities Act of 1933, as amended, and the rules
                ---
and regulations of the SEC promulgated hereunder.

               "Approved Underwriter" has the meaning assigned such term in
                --------------------
Section 3(e).

               "Approved Underwriter Amount" has the meaning assigned such term
                ---------------------------
in Section 3(d).

               "Business Day" means any day other than a Saturday, Sunday or
                ------------
other day on which commercial banks in the City of Boston are authorized or required by law or executive order to close.

               "Common Stock" means the Common Stock, $0.001 par value, of the
                ------------
Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

               "Company Underwriter" has the meaning assigned such term in
                -------------------
Section 4(a).

          "Demand Registration" has the meaning assigned such term in
           -------------------
Section 3(a).

          "Exchange Act" means the Securities and Exchange Act of 1934, as
           ------------
amended, and the rules and regulations of the SEC thereunder.

          "Holder" has the meaning assigned such term in Section 2(b).
           ------

          "Holders' Counsel" means (a) with respect to any Demand Registration
           ----------------
that has been requested pursuant to Section 3, the one counsel selected by the Initiating Holders holding a majority of the Registrable Securities held by all Initiating Holders being registered in such registration, and (b) with respect to a request for registration of Registrable Securities pursuant to Section 4, the one counsel selected by the Holders holding a majority of the Registrable Securities being registered in such registration.

          "Indemnified Party" has the meaning assigned such term in
           -----------------
Section 8(c).

          "Indemnifying Party" has the meaning assigned such term in
           ------------------
Section 8(c).

          "Initiating Holders" has the meaning assigned to such term in
           ------------------
Section 3(a).

          "Inspector" has the meaning assigned such term in Section 6(a)(viii).
           ---------

          "NASD" has the meaning assigned such term in Section 6(a)(xv).
           ----

          "NMT Shares" means the Common Stock, any class of common stock of the
           ----------
Company authorized after the date of this Agreement, or any other class of stock resulting from successive changes or reclassifications of the NMT Shares.

          "Other Investors" means holders of the Common Stock of the Company not
           ---------------
entitled to distribute such shares of Common Stock to the public pursuant to Rule 144(k) (or any successor provision then in effect) under the Act.

          "Person" means any individual, firm, corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

          "Registrable Securities" means, subject to Section 2(a), each of the
           ----------------------
following: (a) any shares of Common Stock of the Company acquired by the Holder in consideration for the Company's exercise of its option under the Option Agreement and (b) any shares of Common Stock issued or issuable in respect of shares of Common Stock issued pursuant to clause (a) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

          "Registration Expenses" has the meaning assigned such term in
           ---------------------
Section 7.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Total Securities" has the meaning assigned such term in
           ----------------
Section 4(a).

          "Underwriters" has the meaning assigned such term in Section 6(d).
           ------------

          "Valid Business Reason" has the meaning assigned such term in
           ---------------------
Section 3(f).

           2.  Securities Subject to this Agreement.
               ------------------------------------

               (a) Registrable Securities.  For the purposes of this Agreement,
                   ----------------------
Registrable Securities will cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective under the Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement or (ii) Registrable Securities proposed to be sold in a single sale are or, in the opinion of counsel satisfactory to the Company and the Holder, each in their reasonable judgment, may, be distributed to the public pursuant to Rule 144 in compliance with the requirements of paragraphs (c), (e), (f) and (g) of Rule 144 (notwithstanding the provisions of paragraph (k) of such Rule) (or any successor provision then in effect) under the Act.

               (b) Holders of Registrable Securities.  Each ITC Shareholder
                   ---------------------------------
shall be deemed a holder of Registrable Securities (a "Holder"). If the Company
                                                       ------
receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.

           3.  Demand Registration.
               -------------------

               (a) Request for Demand Registration.  Subject to Section 3(f)
                   -------------------------------
below, at any time beginning six (6) months after the closing of the purchase of the Shares by the Company pursuant to the Option Agreement the Holders holding at least 25% of the Registrable Securities held by all of the Holders (the

"Initiating Holders") may request in writing the registration of Registrable
 ------------------
Securities under the Act, and under the securities or blue sky laws of any jurisdictions designated by such holder or holders (a registration under this
Section 3(a) that satisfies the requirements set forth in Section 3(b) is referred to herein as a "Demand Registration"). Notwithstanding the foregoing,
                         -------------------
in no event shall the Company
be required to effect more than one Demand Registration. The request for a Demand Registration by the Initiating Holders in respect thereof shall specify the amount of the Registrable Securities proposed to be sold, the intended method of disposition thereof and the jurisdictions in which registration is desired. Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered. Within fifteen (15) days after the receipt of such request, the Company shall give written notice thereof to all other Holders and include in such registration all Registrable Securities held by a Holder from whom the Company has received a written request for inclusion therein at least ten (10) days prior to the filing of the registration statement. Such request will also specify the number of Registrable Securities to be registered, the intended method of disposition thereof and the jurisdictions in which registration is desired. Subject to Section 3(d), the Company shall be entitled to include in any registration statement and offering made pursuant to a Demand Registration, authorized but unissued shares of Common Stock, shares of Common Stock held by the Company as treasury shares or shares of Common Stock held by Stockholders other than the Holders; provided, that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements, if any, entered into by the Initiating Holders exercising the Demand Registration rights.

               (b) Effective Demand Registration.  The Company shall use its
                   -----------------------------
best efforts to cause such Demand Registration to become effective not later than ninety (90) days after it receives a request under Section 3(a). A registration requested pursuant to Section 3(a) hereof shall not count as a demand to which the Holders are entitled thereunder unless such registration statement is declared effective and remains effective for at least ninety
(90) days.

               (c) Expenses.  In any registration initiated as a Demand
                   --------
Registration, the Company shall pay all Registration Expenses in connection therewith, whether or not such requested Demand Registration becomes effective.

               (d) Underwriting Procedures.  If the Initiating Holders holding a
                   -----------------------
majority of the Registrable Securities held by all Initiating Holders so elect, the offering of such Registrable Securities pursuant to such requested Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(e). In such event, if the Approved Underwriter advises the Company in writing that, in its opinion, the aggregate amount of such Registrable Securities requested to be included in such offering (including those securities requested by the Company to be included in such registration) is sufficiently large to have an adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Approved Underwriter may be sold without any such effect on the success of such offering (the "Approved Underwriter Amount"), and (i) each
                               ---------------------------
Holder shall be entitled to have included in such registration Registrable Securities equal to its pro rata portion of the Approved Underwriter

Amount, as based on the amounts of Registrable Securities sought to be registered by the Holders in their requests for participation in the Demand Registration and (ii) to the extent that the number of Registrable Securities to be included by the Holders is less than the Approved Underwriter Amount, securities that the Company proposes to register shall also be included.

          If, as a result of the proration provision of this Section 3(d), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (y) such withdrawal or reduction shall be irrevocable.

               (e) Selection of Underwriters.  If any requested Demand
                   -------------------------
Registration is in the form of an underwritten offering, the Initiating Holders holding a majority of the Registrable Securities held by all Initiating Holders to be included in the requested Demand Registration shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "Approved Underwriter"); provided, that such
                                  --------------------
underwriter shall be reasonably satisfactory to the Company.

               (f) Limitations on Demand Registrations.  The Demand Registration
                   -----------------------------------
rights granted to the Holders in Section 3(a) are subject to the following limitations: (i) the Demand Registration must include Registrable Securities having an aggregate market value of at least $5,000,000.00, which market value shall be determined by multiplying the number of Registrable Securities to be included in the Demand Registration by the proposed per share offering price (provided that the limitation set forth in this clause (i) shall not be in effect at any time the Holders' Registrable Securities are not able to be sold under Rule 144 under the Act because of the Company's failure to comply with the information requirements thereunder, unless at such time, the Company's outside counsel (which shall be reasonably acceptable to the Holders requesting such registration) delivers a written opinion of counsel to such Holders to the effect that such Holders' Registrable Securities may be publicly offered and sold without registration under the Act); and (ii) if the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving the Company or any of its subsidiaries (a "Valid Business Reason"), the Company may (x) postpone
                     ---------------------
filing a registration statement relating to a Demand Registration until such Valid Business Reason no longer exists, but in no event for more than ninety
(90) days, and, (y) in case a registration statement has been filed relating to a Demand Registration, if the Valid Business Reason has not resulted from actions taken by the Company, the Company, upon the approval of a majority of the Company's Board of Directors, may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement; the Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing under Section 3(f)(ii) hereof more than once in any twelve-month period.

          Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause (ii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expenses) all copies, other than permanent file copies, then in such Holder's possession, of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall give any notice of postponement or withdrawal of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such postponement or withdrawal no longer exists (but in no event no later than ninety (90) days after the date of the postponement), use its best efforts to promptly effect the registration under the Act of the Registrable Securities covered by the postponed or withdrawn registration statement in accordance with this Section 3 (unless the Holder(s) delivering the Demand Registration request shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement), and such registration shall not be postponed or withdrawn pursuant to clause (ii) above.

           4.  Piggy-Back Registration.
               -----------------------

               (a) Piggy-Back Rights.  Beginning six (6) months after the
                   -----------------
closing of the purchase of the Shares by the Company pursuant to the Option Agreement, if the Company proposes to file a registration statement under the Act with respect to an offering by the Company for its own account of any class of security (other than a registration statement on Form S-4 or S-8 (or any successor form thereto)) under the Act, then the Company shall give written notice of such proposed filing to each of the Holders at least twenty (20) days before the anticipated filing date, and such notice shall describe in detail the proposed registration and distribution (including those jurisdictions where registration under the securities or blue sky laws is intended) and offer such Holders the opportunity to register the number of Registrable Securities as each such Holder may request (a "Piggy-Back Registration"). The Company shall use its best efforts (within ten (10) days of the notice provided for in the preceding sentence) to permit the Holders who have requested to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. Notwithstanding the foregoing, in no event shall the Company be required to effect more than one Piggy-Back Registration. Notwithstanding the foregoing, if such registration involves an underwritten offering and the managing underwriters or underwriters (the "Company Underwriter") shall advise
                                            -------------------
the Holders of Registrable Securities in writing that, in its opinion, the total amount of securities requested to be included in such offering (the "Total
                                                                     -----

Securities") is sufficiently large so as to have an adverse effect on the
----------
success of the distribution of the Total Securities, then the Company shall include in such registration, to the extent of the number of Registrable Securities which the Company is so advised can be sold in (or during the time
of) such offering, first, all Common Stock or securities convertible into, or
                   -----
exchangeable or exercisable for, Common Stock that the Company proposed to register for its own account, second, all securities proposed to be registered
                              ------
by Stockholders of the Company other than the Holders pursuant to any registration rights agreements entered into by the Company prior to the date of this Agreement, third, all securities proposed to be registered by all Holders,
                -----
pro rata among such Holders, fourth, all securities proposed to be registered by
                             ------
Other Investors, pro rata among such Other Investors and fifth, all other
                                                         -----
securities proposed to be registered.

               (b) Priority of Registrations.  Subject to the provisions of
                   -------------------------
Section 3(f)(ii), if the Company proposes to register securities pursuant to
Section 4(a) hereof on the same day that the Holders request a registration pursuant to Section 3(a) hereof, then the Demand Registration requested pursuant to Section 3(a) hereof shall be given priority.

               (c) Expenses.  The Company shall bear all Registration Expenses
                   --------
in connection with a registration pursuant to this Section 4.

               (d) Conditions and Limitations on Piggy-Back Registrations.  If,
                   ------------------------------------------------------
at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register the Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Sections 5, 3 and 4 and (ii) in the case of a determination to delay the registration of its securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

               Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 4 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

           5.  Holdback Agreements.
               -------------------

               (a) Restrictions on Public Sale by Holders.  To the extent not
                   --------------------------------------
inconsistent with applicable law, each Holder agrees not to effect any public sale or distribution of any Registrable Securities being registered or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Act, during the ninety (90) day period beginning on the effective date of such Demand Registration or Piggy-Back Registration or other underwritten offering (except as part of such registration), if and to the extent requested by the Company Underwriter, in the case of an underwritten public offering.

               (b) Restrictions on Public Sale by the Company.  The Company
                   ------------------------------------------
agrees not to effect any public sale or distribution of any of its securities for its own account (except pursuant to registrations on Form S-4 or S-8 (or any successor form thereto) under the Act) during the ninety (90) day period beginning on the effective date of any registration statement in which the Holders are participating.

           6.  Registration Procedures.
               -----------------------

               (a) Obligations of the Company.  Whenever registration of
                   --------------------------
Registrable Securities has been requested pursuant to Section 3 or 4 of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                   (i) prepare and file with the SEC (in any event not later than sixty (60) Business Days after receipt of a request to file a registration statement with respect to Registrable Securities) a registration statement on any form on which registration is requested for which the Company then qualifies, which counsel for the Company and Holders' Counsel shall deem appropriate and which shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or
--------  -------
any amendments or supplements thereto, the Company shall (A) provide Holders' Counsel with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, which documents shall be subject to the review of Holders' Counsel, and (B) notify Holders' Counsel and each seller of Registrable Securities pursuant to such registration statement of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                   (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier of (a) such time as all of such Registrable Securities and other securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement and (b) 180 days after the effective date of such registration statement, except with respect to any such registration statement filed pursuant to Rule 415 (or any successor Rule) under the Act if the Company is eligible to file a registration statement on Form S-3, in which case such period shall be two (2) years;

                   (iii) as soon as reasonably possible, furnish to each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as it is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                   (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in each such jurisdiction for as long as is permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (A) qualify
------  --------
generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(a)(iv), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction;

                   (v) use its best efforts to obtain all other approvals, covenants, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the sellers of such Registrable Securities to consummate the disposition of such Registrable Securities;

                   (vi) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each such seller a reasonable number of copies of a supplement to or amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                   (vii) enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Section 3 or 4; provided, that the underwriting agreement, if any, shall be reasonably satisfactory in form and substance to the Company) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                   (viii) make available for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and, collectively, the "Inspectors"), all
                       ----------                         ----------
financial and other records, pertinent corporate documents and properties of the Company and any subsidiaries thereof as may be in existence at such time (collectively, the "Records") as shall be reasonably necessary to enable them to
                    -------
exercise their due diligence responsibility, and cause the Company's and any subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided, that such Inspector agrees to keep all such information confidential.

                   (ix) obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters, as Holders' Counsel or the managing underwriter reasonably request;

                   (x) furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and as are customarily included in such opinions;

                   (xi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the registration statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of
Section 11(a) of the Act;

                   (xii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed (if any) if the listing of such Registrable Securities is then permitted under the rules of such exchange or, if no similar securities are then so listed, cause all such Registrable Securities to be listed on an exchange on which the Initiating Holders request that such Registrable Securities be listed, subject to the satisfaction of the applicable listing requirements of each such exchange;

                   (xiii) keep each seller of Registrable Securities advised in writing as to the initiation and progress of any registration under Section 3 or 4 hereunder;

                   (iv) provide officers' certificates and other customary closing documents;

                   (xv) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and
 ----

                   (xvi) use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

               (b) Seller Information.  The Company may require as a condition
                   ------------------
precedent of the Company's obligations under this Section 6 that each seller of Registrable Securities as to which any registration is being effected furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

               (c) Notice to Discontinue.  Each Holder agrees that, upon receipt
                   ---------------------
of any notice from the Company of the happening of any event of the kind described in Section 6(a)(vi), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(vi) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 6(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(a)(vi) to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 6(a)(vi).

           7.  Registration Expenses.  The Company shall pay all expenses
               ---------------------
(other than underwriting discounts and commissions) arising from or incident to the performance of, or compliance with, this Agreement, including, without limitation, (a) SEC, stock exchange and NASD registration and filing fees,
(b) all fees and expenses incurred in complying with securities or blue sky laws (including, without limitation, reasonable fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits incident to or required by any registration or qualification) and (e) the reasonable fees, charges and expenses of any special experts retained by the Company in connection with a requested Demand Registration or Piggy-Back Registration pursuant to the terms of this Agreement, regardless of whether the registration statement filed in connection with such registration is declared effective. In connection with each registration hereunder, the Company shall reimburse the Holders of Registrable Securities being registered in such registration for the reasonable fees, charges and disbursements of not more than one Holders' Counsel. All of the expenses described in this Section 7 are referred to in this Agreement as "Registration
                                                                  ------------
Expenses."  Notwithstanding the foregoing provisions of this Section 7, in
--------
connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any capital gains, income or transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of
                                     --- ----
discounts and commissions in accordance with the number of shares sold in the offering.

          8.   Indemnification; Contribution.
               -----------------------------

               (a) Indemnification by the Company.  In the event of any proposed
                   ------------------------------
registration of securities of the Company pursuant to Section 3 or Section 4, the Company agrees to indemnify and hold harmless each Holder, its directors, officers, partners, employees, advisors and agents, and each Person who controls (within the meaning of the Act or the Exchange Act) such Holder, to the extent permitted by law, from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable costs of investigation and fees, disbursements and other charges of counsel) or other liabilities resulting from or arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of such Holder expressly for use therein. The Company shall also indemnify any underwriters of the Registrable Securities, their officers, directors and employees, and each Person who controls any such underwriter (within the meaning of the Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

               (b) Indemnification by Holders.  In connection with any proposed
                   --------------------------
registration in which a Holder is participating pursuant to Section 3 or 4 hereof, each such Holder shall furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any registration statement or prospectus to be used in connection with such registration and each Holder agrees to indemnify and hold harmless the Company, any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls (within the meaning of the Act and the Exchange Act) the Company or such underwriter to the same extent as the foregoing indemnity from the Company to the Holders (subject to the proviso to this sentence and applicable law), but only with respect to any such information furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the liability
                                          --------  -------
of any Holder under this Section 8(b) shall be limited to the amount of the net proceeds received by such Holder in the offering giving rise to such liability.

               (c) Conduct of Indemnification Proceedings.  Any Person entitled
                   --------------------------------------
to indemnification hereunder (the "Indemnified Party") agrees to give prompt
                                   -----------------
written notice to the indemnifying party (the "Indemnifying Party") after the
                                               ------------------
receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, that, the failure so to notify the
                            --------  ----
Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless
(i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment, (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party; provided, however, that the Indemnifying Party shall only have to pay the fees and expenses of one firm of counsel for all Indemnified Parties in each jurisdiction, except to the extent representation of all Indemnified Parties by the same counsel is inappropriate under applicable standards of professional conduct. In either of such cases the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party. The rights accorded to any Indemnified Party hereunder shall be in addition to any rights that such Indemnified Party may have at common law, by separate agreement or otherwise.

               (d) Contribution.  If the indemnification provided for in
                   ------------
Section 8(a) from the Indemnifying Party is unavailable to an Indemnified Party in respect of any losses, claims, damages, expenses or other liabilities referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, expenses or other liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, expenses or other liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party's and Indemnified Party's relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, expenses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 8(a), 8(b) and 8(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution pursuant to this Section 8(d).

          9.   Rule 144; Other Exemptions; Legend Removal.  (a) The Company
               ------------------------------------------
covenants that it shall file any reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, and that it shall take such further action as each Holder may reasonably request (including, but not limited to, providing any information necessary to comply with Rules 144 and 144A under the Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by (i) Rule 144 or Rule 144A under the Act, as such rules may be amended from time to time, or (ii) any other rules or regulations now existing or hereafter adopted by the SEC. The Company shall, upon the request of any Holder, deliver to such Holder a written statement as to whether the Company has complied with such requirements.

                   (b) The Company agrees to remove relevant restrictive legends from stock certificates representing Registrable Shares, at the request of the Holder thereof, at such time as such Registrable Shares become eligible for resale pursuant to Rule 144(k) under the Act.

          10.  Certain Limitations on Registration Rights.  In the case of a
               ------------------------------------------
registration under Section 4 if the Company has determined to enter into an underwriting agreement in connection therewith, no person may participate in such registration unless such person (a) agrees to sell such person's securities on the basis provided therein and (b) completes and executes all questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other documents reasonably required under the terms of such underwriting agreements.

          11.  Miscellaneous.
               -------------

               (a) Recapitalizations, Exchanges, etc.  The provisions of this
                   ---------------------------------
Agreement shall apply, to the full extent set forth herein with respect to the NMT Shares, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the NMT Shares and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

               (b) Remedies.  The Holders, in addition to being entitled to
                   --------
exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

               (c) Amendments and Waivers.  Except as otherwise provided herein,
                   ----------------------
the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of such section may not be given unless the Company has obtained the prior written consent of the Holders holding at least a majority of the Registrable Securities.

               (d) Notices.  All notices, demands and other communications
                   -------
provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                     (i) if to the Company:

                         Nitinol Medical Technologies, Inc.
                         27 Wormwood Street
                         South Boston, Massachusetts 02210
                         Telecopier No.:  (617) 737-0924
                         Attention:  Chief Executive Officer

                         with a copy to:

                         Hale and Dorr LLP
                         60 State Street
                         Boston, Massachusetts  02109
                         Telecopier No.:  (617) 526-5000
                         Attention:  Steven D. Singer, Esquire

                    (ii) if to a Holder:

                         To such Holder at his or her address set forth on Schedule A attached hereto.
                         ----------

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

               (e) Assignment of Rights.  The rights and obligations of each
                   --------------------
Holder under this Agreement may only be assigned by such Holder to any person or entity which is a partner, stockholder or affiliate of such Holder, and such transferee shall be deemed a "Holder" for purposes of this Agreement; provided that each such transferee agrees in a written instrument delivered to the Company to be bound by the provisions of this Agreement.

               (f) Counterparts.  This Agreement may be executed in any number
                   ------------
of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (g) Headings.  The headings in this Agreement are for convenience
                   --------
of reference only and shall not limit or otherwise affect the meaning hereof.

               (h) Governing Law.  This Agreement shall be governed by and
                   -------------
construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law of such State.

               (i) Jurisdiction.  Each party to this Agreement hereby
                   ------------
irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the Commonwealth of Massachusetts and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 10(e), such service to become effective 10 days after such mailing.

               (j) Severability.  If any one or more of the provisions contained
                   ------------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

               (k) Rules of Construction.  Unless the context otherwise
                   ---------------------
requires, "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement.

               (l) Entire Agreement.  This Agreement is intended by the parties
                   ----------------
as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings in respect of the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

               (m) Further Assurances.  Each of the parties shall execute such
                   ------------------
documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized on the date first above written.


                         NITINOL MEDICAL TECHNOLOGIES, INC.



                         By:        /s/ William J. Knight
                             -------------------------------------------------
                             Name:  William J. Knight
                             Title: Vice President of Finance and
                                    Administration and Chief Financial Officer

                               /s/ James C. Torraco
                             -------------------------------------------------
                             James C. Torraco


                             -------------------------------------------------
                             Dean Witter f/b/o William L. Clayborn


                             -------------------------------------------------
                             William L. Clayborn

                               /s/ Lisa L. Williams
                             -------------------------------------------------
                             Lisa L. Williams

                               /s/ Ryan G. Williams
                             -------------------------------------------------
                             Ryan G. Williams

                               /s/ Joseph A. Staley
                             -------------------------------------------------
                             Joseph A. Staley


                             -------------------------------------------------
                             Ken A. Cornelius

                             -------------------------------------------------
                             William R. Ross

                               /s/ Ronald G. Williams
                             -------------------------------------------------
                             Ronald G. Williams


                             -------------------------------------------------
                             Laura Ann and James Robertson


                             -------------------------------------------------
                             Bjorn R. Koritz


                             -------------------------------------------------
                             Robert Lee Thompson, Jr.


                             -------------------------------------------------
                             Michael Meyers


                             -------------------------------------------------
                             Evan Ratner


                             -------------------------------------------------
                             Herb Feldman


                             -------------------------------------------------
                             Steven Kantor


                             -------------------------------------------------
                             Mark Von Kreuter


                             -------------------------------------------------
                             J. Mark Junewicz

                             -------------------------------------------------
                             J. Mark Junewicz c/o Christian J. Junewicz


                             -------------------------------------------------
                             Peter Green


                             THE DEVER FAMILY TRUST


                             By:
                                 ---------------------------------------------
                                    Name:
                                    Title:


                             ROBERTSON OIL CO., INC.


                             By:
                                 ---------------------------------------------
                                    Name:
                                    Title:


                             RICHARD S. RUTKOWSKI REVOCABLE TRUST


                             By:
                                 ---------------------------------------------
                                    Name:
                                    Title:


                             WAYBURN RAY SMITH REVOCABLE TRUSTS


                             By:
                                 ---------------------------------------------
                                    Name:
                                    Title:

                             MARILYN JOANNE SMITH REVOCABLE TRUSTS


                             By:      /s/ Marilyn J. Smith
                                 ---------------------------------------------
                                    Name:
                                    Title:


                             CURRAN PARTNERS, L.P.


                             By:
                                 ---------------------------------------------
                                    Name:
                                    Title:


                             DELAWARE GUARANTY & TRUST, F/B/O JOHN P. CURRAN IRA


                             By:
                                 ---------------------------------------------
                                    Name:
                                    Title:


                             --------------------------------------
                             Walter E. Rockwell


                             --------------------------------------
                             Gene Niswander


                             --------------------------------------
                             Martin Ruzicka


                             PINOTAGE, LLC


                             By:  /s/ Robert Lee Thompson
                                 ----------------------------------
                                    Name: Robert Lee Thompson
                                    Title: President

                             JUNEWICZ & CO., INC.


                             By:
                                 ----------------------------------
                                    Name:
                                    Title:


                             ______________________________________
                             Marc Van Lith



                             ARGO CAPITAL PARTNERS I, L.P.



                             By:  /s/ Bernard V. Carrico, Jr.
                                 ----------------------------------
                                    Name:
                                    Title:

                                  Schedule A
                                  ----------

Name and Address of                    Number of Stockholder
Stockholder                            Shares/1/
------------------------               ---------------------
James C. Torraco                       188,036
3 Sewell Court
Medfield, MA  025052

Dean Witter f/b/o                      200,000
William L. Clayborn
P.O. Box 610167
Dallas, Texas   75261

William L. Clayborn                    24,563
P.O. Box 610167
Dallas, TX  75261

Lisa L. Williams                       16,666
123 Seminole Drive
Trophy Club, TX 76262

Ryan G. Williams                       16,666
123 Seminole Drive
Trophy Club, TX  76262

Joseph A. Staley                       50,000
104 Forest Hill Drive
Trophy Club, TX  76262

Ken A. Cornelius                       5,556
2501 Kensington Place
Collegeville, TX  76034

William R. Ross                        5,556
1008 Trophy Club Drive
Trophy Club, TX  76262

-----------------
/1/ Represents shares of Common Stock of the Company unless otherwise indicated.

Ronald G. Williams, President          16,668
Instramed Surgical Associates, Inc.
602 Front Street
Roanoke, TX  76261

Laura Ann and James Robertson          25,000
11710 Pleasant Ridge Terrace
Apt. 1411
Little Rock, AR  72212

Bjorn R. Koritz                        29,249
48 Old Mill Road
Greenwich, CT 06831

Robert Lee Thompson, Jr.               25,000
8334 Dogwood Lane
Rogers, AR 72756

Michael Meyers                         10,571
215 East 68th Street
Apt. 11K
New York, NY  10021

Evan Ratner                            3,571
105 Giordano Drive
West Orange, NJ  07052

Herb Feldman                           7,142
215 East 68th Street
Apt. 29C
New York, NY 10021

Steven Kantor                          7,142
175 East 74th Street, Apt. 11C
New York, NY  10021

Mark Von Kreuter                       3,571
124 Goodwives River Road
Darien, CT  06820

J. Mark Junewicz                       11,071
Junewicz & Co., Inc.
45 Rockefellar Plaza
Suite 2000
New York, NY 10111

J. Mark Junewicz c/o                   1,313; Warrant to purchase
Christian J. Junewicz                  17,737 shares of Common
Junewicz & Company                     Stock/2/
45 Rockefeller Plaza
Suite 2000
New York, NY 10111

Peter Green                            15,000
5 Mallard Street
London, England

Dever Family Trust                     13,888
c/o The Dever Family Trust
2941 Oakland Zion Road
Fayetteville, Arkansas  72701

Robertson Oil Co., Inc.                12,776
123 N. Block Street, Suite A
Fayetteville, Arkansas  72701

Richard S. Rutkowski                   11,250
 Revocable Trust
133 Pomeroy Avenue
Pittsfield, Massachusetts 01201

Wayburn Ray Smith Revocable            3,571
 Trust
[address]

Marilyn Joanne Smith                   3,571
 Revocable Trust
[address]

-----------------
/2/ In the event the Purchaser converts the principal amount borrowed by the Company under the Loan and Security Agreement into additional shares of Series A Preferred, Junewicz & Company shall be entitled to receive a warrant to purchase a number of shares of Common Stock equal to 5% of the number of additional share of Series A Preferred issued to the Purchaser. If the principal amount of the loan equals $2,000,000 and such principal amount is converted into additional shares of Series A Preferred, Junewicz shall be entitled to receive a warrant to purchase 27,405 shares of Common Stock of the Company.

Curran Partners, L.P.                  30,063
Curran Management
237 Park Avenue, Suite 900
New York, New York  10017

Delaware Guaranty & Trust,             15,031
 f/b/o John P. Curran IRA
Curran Management
237 Park Avenue, Suite 900
New York, New York  10017

Walter E. Rockwell                     1,500
9737 Mast Boulevard
Santee, California   92071

Gene Niswander                         1,000
1909 Central Drive, Suite 300
Bedford, Texas   76021

Martin Ruzicka                         5,000
142 Stawell Street
Burnley, Victoria, Australia
3121

Pinotage, LLC                          384,689
19308 Pinecrest Trail
Rogers, Arizona   72756

Junewicz & Co., Inc.                   Warrants to purchase 76
45 Rockefellar Plaza                   shares of Common Stock/3/
Suite 2000
New York, New York   10111

Marc Van Lith                          Warrants to purchase
525 West 22nd Street                   10,735 shares of Common
Apt. 5(f)                              Stock.
New York, New York  10011

Argo Capital Partners I L.P.           120,361/4/
8080 North Central
 Expressway, Suite 1600
Dallas, Texas  75206-1819

Total:                                 1,265,041 shares of
                                       Common Stock and
                                       warrants to purchase
                                       28,548 shares of Common
                                       Stock.

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/3/  In the event the Purchaser converts the principal amount borrowed by the
     Company under the Loan and Security Agreement into additional shares of Series A Preferred, Junewicz & Company shall be entitled to receive a warrant to purchase a number of shares of Common Stock equal to 5% of the number of additional share of Series A Preferred issued to the Purchaser. If the principal amount of the loan equals $2,000,000 and such principal amount is converted into additional shares of Series A Preferred, Junewicz shall be entitled to receive a warrant to purchase 27,405 shares of Common Stock of the Company.

/4/ Subject to adjustment as provided in the Stock Purchase Agreement of even date herewith by and among ITC, Robert Lee Thompson, James C. Torraco, the Company and Argo Capital Partners I L.P.